Exhibit 99(a)

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS FROM CURRENT BUSINESSES (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2009 and 2008

(In millions)

	2009					2008
	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
FINANCIAL RESULTS:
Service revenues:
Consumer	$1,371.1	$334.8	$339.2	$346.0	$351.1	$1,409.2	$350.8	$349.7	$352.5	$356.2
Business	1,579.6	394.6	392.3	397.3	395.4	1,580.9	398.7	394.1	394.1	394.0
Wholesale	648.8	167.1	159.5	158.8	163.4	741.1	173.2	182.3	190.7	194.9

Total service revenues	3,599.5	896.5	891.0	902.1	909.9	3,731.2	922.7	926.1	937.3	945.1
Product sales	86.5	22.0	21.6	21.1	21.8	108.4	26.0	30.9	28.4	23.1

Total revenues and sales	$3,686.0	$918.5	$912.6	$923.2	$931.7	$3,839.6	$948.7	$957.0	$965.7	$968.2

Costs and expenses:
Cost of services	$1,365.8	$333.7	$345.1	$345.3	$341.7	$1,368.7	$336.3	$346.9	$341.8	$343.7
Cost of products sold	74.3	17.8	18.8	18.4	19.3	103.2	26.1	30.6	26.5	20.0
Selling, general, administrative and other	531.8	129.4	132.2	136.2	134.0	519.7	127.2	128.6	130.4	133.5
Restructuring charges	9.1	1.8	7.5	(0.1)	(0.1)	8.5	6.4	1.0	0.5	0.6

Total costs and expenses excluding depreciation and amortization	1,981.0	482.7	503.6	499.8	494.9	2,000.1	496.0	507.1	499.2	497.8

OIBDA (B)	1,705.0	435.8	409.0	423.4	436.8	1,839.5	452.7	449.9	466.5	470.4
Depreciation and amortization	668.2	166.3	167.4	167.7	166.8	631.4	158.4	155.5	158.2	159.3

Operating income	$1,036.8	$269.5	$241.6	$255.7	$270.0	$1,208.1	$294.3	$294.4	$308.3	$311.1

Operating Income Margin (C)	28.1%	29.3%	26.5%	27.7%	29.0%	31.5%	31.0%	30.8%	31.9%	32.1%
OIBDA margin (D)	46.3%	47.4%	44.8%	45.9%	46.9%	47.9%	47.7%	47.0%	48.3%	48.6%

SUPPLEMENTAL INFORMATION:
OIBDA	$1,705.0	$435.8	$409.0	$423.4	$436.8	$1,839.5	$452.7	$449.9	$466.5	$470.4
Pension expense	91.9	23.8	22.8	22.7	22.6	1.8	0.2	0.5	0.7	0.4
Restructuring charges	9.1	1.8	7.5	(0.1)	(0.1)	8.5	6.4	1.0	0.5	0.6
Stock based compensation	20.7	4.6	4.3	6.1	5.7	19.0	5.0	4.1	5.1	4.8

Adjusted OIBDA (E)	$1,826.7	$466.0	$443.6	$452.1	$465.0	$1,868.8	$464.3	$455.5	$472.8	$476.2
Adjusted OIBDA margin (F)	49.6%	50.7%	48.6%	49.0%	49.9%	48.7%	48.9%	47.6%	49.0%	49.2%

Revenues by type:
Voice and long distance	$1,505.7	$362.8	$371.6	$382.1	$389.2	$1,621.3	$395.5	$401.7	$410.1	$414.0
Data and integrated solutions	1,010.1	256.3	253.1	251.3	249.4	932.2	244.6	232.8	227.9	226.9
Special access	319.0	82.5	78.1	80.3	78.1	311.8	79.9	77.9	76.6	77.4
Switched access and USF	606.0	156.9	149.4	147.5	152.2	681.9	161.6	168.2	174.2	177.9
Miscellaneous	158.7	38.0	38.8	40.9	41.0	184.0	41.1	45.5	48.5	48.9
Product sales	86.5	22.0	21.6	21.1	21.8	108.4	26.0	30.9	28.4	23.1

Total revenues and sales	$3,686.0	$918.5	$912.6	$923.2	$931.7	$3,839.6	$948.7	$957.0	$965.7	$968.2

Service revenues from business and broadband:
Consumer broadband	$338.4	$86.2	$84.4	$84.4	$83.4	$299.9	$80.2	$75.1	$72.3	$72.3
Business	1,579.6	394.6	392.3	397.3	395.4	1,580.9	398.7	394.1	394.1	394.0

Business and broadband revenues	$1,918.0	$480.8	$476.7	$481.7	$478.8	$1,880.8	$478.9	$469.2	$466.4	$466.3
Business and broadband as a percent of total revenues	52.0%	52.3%	52.2%	52.2%	51.4%	49.0%	50.5%	49.0%	48.3%	48.2%

Capital expenditures	$386.1	$106.0	$88.0	$95.6	$96.5	$404.8	$121.1	$105.3	$101.5	$76.9

(A)	Pro forma results from current businesses adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”) and NuVox, Inc. (“NuVox”), and to exclude the results of the disposed out of territory product distribution operations, all merger and integration costs related to strategic transactions and the impairment charge recognized on assets held for sale.
(B)	OIBDA is operating income before depreciation and amortization.
(C)	Operating income margin is calculated by dividing operating income by total revenues and sales.
(D)	OIBDA margin is calculated by dividing OIBDA by total revenues and sales.
(E)	Adjusted OIBDA adjusts OIBDA for the impact of restructuring charges, pension expense and stock based compensation.
(F)	Adjusted OIBDA margin is calculated by dividing adjusted OIBDA by total revenues and sales.

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS FROM CURRENT BUSINESSES (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2009 and 2008

(In thousands)

	2009					2008
	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
KEY OPERATING METRICS (B):
Access lines	2,914.4	2,914.4	2,948.7	2,976.5	3,019.0	3,064.9	3,064.9	3,116.0	3,157.0	3,195.2
YOY change in access lines	-4.9%	-4.9%	-5.4%	-5.7%	-5.5%	-5.4%	-5.4%	-5.0%	-5.3%	-5.3%
Net access line losses	(150.5)	(34.3)	(27.8)	(42.5)	(45.9)	(175.9)	(51.1)	(41.0)	(38.2)	(45.6)
High-speed Internet	1,132.1	1,132.1	1,104.6	1,077.9	1,062.4	1,029.7	1,029.7	1,012.3	982.6	958.4
Advanced data and integrated solutions	142.7	142.7	141.4	140.8	140.5	137.0	137.0	130.4	124.4	121.2

Total data and integrated solutions	1,274.8	1,274.8	1,246.0	1,218.7	1,202.9	1,166.7	1,166.7	1,142.7	1,107.0	1,079.6
YOY change in high-speed Internet	9.9%	9.9%	9.1%	9.7%	10.9%	12.3%	12.3%	15.8%	19.2%	22.2%
YOY change in data and integrated solutions	9.3%	9.3%	9.0%	10.1%	11.4%	12.8%	12.8%	15.6%	18.3%	21.0%
Net high-speed Internet additions	102.4	27.5	26.7	15.5	32.7	112.8	17.4	29.7	24.2	41.5
Net data and integrated solution additions	108.1	28.8	27.3	15.8	36.2	132.6	24.0	35.7	27.4	45.5
Special access circuits	80.8	80.8	80.3	80.4	79.9	79.9	79.9	79.4	78.5	78.4
YOY change in special access circuits	1.1%	1.1%	1.1%	2.4%	1.9%	1.9%	1.9%	2.8%	1.6%	3.4%
Net special access circuit additions (losses)	0.9	0.5	(0.1)	0.5	—	1.5	0.5	0.9	0.1	—
Digital television customers	369.4	369.4	359.5	347.9	335.3	317.0	317.0	297.4	278.9	261.7
Total connections	4,639.4	4,639.4	4,634.5	4,623.5	4,637.1	4,628.5	4,628.5	4,635.5	4,621.4	4,614.9
OPERATING METRICS BY CUSTOMER TYPE (B):
Consumer:
Access lines	1,959.4	1,959.4	1,978.2	1,992.5	2,021.8	2,053.7	2,053.7	2,092.3	2,132.3	2,164.5
High-speed Internet	1,013.1	1,013.1	986.3	960.8	946.2	913.6	913.6	896.1	867.4	844.7
Digital television customers	369.4	369.4	359.5	347.9	335.3	317.0	317.0	297.4	278.9	261.7

Total consumer connections	3,341.9	3,341.9	3,324.0	3,301.2	3,303.3	3,284.3	3,284.3	3,285.8	3,278.6	3,270.9
YOY change in consumer connections	1.8%	1.8%	1.2%	0.7%	1.0%	1.0%	1.0%	1.9%	2.8%	3.5%
Business:
Access lines	938.4	938.4	953.1	965.1	977.9	990.7	990.7	1,001.9	1,001.9	1,001.5
High-speed Internet	119.0	119.0	118.3	117.1	116.2	116.1	116.1	116.2	115.2	113.7
Advanced data and integrated solutions	142.7	142.7	141.4	140.8	140.5	137.0	137.0	130.4	124.4	121.2
Special access circuits	80.8	80.8	80.3	80.4	79.9	79.9	79.9	79.4	78.5	78.4

Total business connections	1,280.9	1,280.9	1,293.1	1,303.4	1,314.5	1,323.7	1,323.7	1,327.9	1,320.0	1,314.8
YOY change in business connections	-3.2%	-3.2%	-2.6%	-1.3%	0.0%	0.4%	0.4%	0.9%	0.0%	0.0%
Wholesale access lines	16.6	16.6	17.4	18.9	19.3	20.5	20.5	21.8	22.8	29.2
YOY change in wholesale connections	-19.0%	-19.0%	-20.2%	-17.1%	-33.9%	-34.5%	-34.5%	-37.7%	-37.4%	-25.1%
SUPPLEMENTAL INFORMATION:
Access lines as historically presented (C)	3,137.9	3,137.9	3,170.4	3,197.7	3,239.4	3,281.8	3,281.8	3,325.8	3,359.9	3,394.8
YOY change in access lines	-4.4%	-4.4%	-4.7%	-4.8%	-4.6%	-4.5%	-4.5%	-4.2%	-4.6%	-4.5%

(A)	Pro forma results from current businesses adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”) and NuVox, Inc. (“NuVox”), and to exclude the results of the disposed out of territory product distribution operations, all merger and integration costs related to strategic transactions and the impairment charge recognized on assets held for sale.
(B)	As part of the integration of D&E, Lexcom and NuVox, the Company reviewed and updated its methodology for counting and reporting certain key customer metrics. As a result, the Company updated its historical presentation of access lines, initiated separate reporting of its data connections, which includes high-speed Internet connections, and combined its cable television customers with digital satellite television customers into a new metric labeled digital television customers. These changes have been retrospectively applied to all periods presented.
(C)	The Company’s historical presentation of access lines included access lines, special access circuits, advanced data circuits and integrated solutions.

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS FROM CURRENT BUSINESSES (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2009 and 2008

(In millions)

	2009					2008
	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Reconciliation of Revenues under GAAP to Pro forma Revenues from Current Businesses:
Revenues and sales under GAAP	$2,996.6	$754.4	$734.3	$752.9	$755.0	$3,171.5	$777.5	$794.1	$799.9	$800.0

Pro forma adjustments:
D&E revenues and sales prior to acquisition	123.3	16.1	35.5	35.8	35.9	149.5	37.5	36.6	37.6	37.8
Lexcom revenues and sales prior to acquisition	39.8	7.3	10.5	11.1	10.9	44.4	10.9	11.6	10.8	11.1
Out of territory product distribution operations revenues and sales	(38.5)	—	(8.2)	(17.6)	(12.7)	(76.2)	(17.9)	(21.8)	(19.3)	(17.2)
NuVox revenues and sales prior to acquisition	564.8	140.7	140.5	141.0	142.6	550.4	140.7	136.5	136.7	136.5

Pro forma revenues and sales from current businesses	$3,686.0	$918.5	$912.6	$923.2	$931.7	$3,839.6	$948.7	$957.0	$965.7	$968.2

Reconciliation of Operating Income under GAAP to Pro forma adjusted OIBDA from Current Businesses:
Operating income from continuing operations under GAAP	$956.9	$234.5	$225.4	$244.4	$252.6	$1,132.4	$276.6	$270.6	$288.9	$296.3

Pro forma adjustments:
D&E operating income, excluding M&I costs prior to acquisition	23.2	4.0	7.8	2.6	8.8	(10.9)	(9.5)	8.5	(18.0)	8.1
D&E intangible asset impairment	5.5	—	—	5.5	—	45.8	19.6	—	26.2	—
D&E intangible asset amortization	(3.5)	(0.6)	(0.9)	(1.0)	(1.0)	(3.9)	(1.0)	(1.0)	(1.0)	(0.9)
Lexcom operating income, excluding M&I costs prior to acquisition	13.7	2.6	3.3	4.1	3.7	15.6	3.8	4.2	3.8	3.8
Lexcom intangible asset amortization	(1.5)	(0.3)	(0.4)	(0.4)	(0.4)	(1.7)	(0.4)	(0.4)	(0.4)	(0.5)
Operating income from disposed out of territory product distribution operations	(0.9)	—	0.1	(0.8)	(0.2)	(3.7)	(0.9)	(1.2)	(1.0)	(0.6)
NuVox operating income, excluding M&I costs prior to acquisition	35.8	13.3	8.6	3.5	10.4	40.2	9.8	9.1	10.2	11.1
NuVox intangible asset amortization	(14.7)	(3.9)	(3.3)	(3.6)	(3.9)	(18.4)	(3.7)	(1.9)	(5.0)	(7.8)
Impairment loss on assets held for sale	—	—	—	—	—	6.5	—	6.5	—	—
M&I costs	22.3	19.9	1.0	1.4	—	6.2	—	—	4.6	1.6

Pro forma operating income	1,036.8	269.5	241.6	255.7	270.0	1,208.1	294.3	294.4	308.3	311.1

Depreciation and amortization expense	575.6	144.0	144.9	144.1	142.6	536.0	134.2	134.2	134.5	133.1
Depreciation and amortization expense of NuVox prior to acquisition	92.6	22.3	22.5	23.6	24.2	95.4	24.2	21.3	23.7	26.2

Pro forma OIBDA (B)	1,705.0	435.8	409.0	423.4	436.8	1,839.5	452.7	449.9	466.5	470.4

Other adjustments:
Pension expense	91.8	23.7	22.8	22.7	22.6	(0.9)	(0.4)	(0.2)	—	(0.3)
Pension expense of D&E prior to acquisition	0.1	0.1	—	—	—	2.7	0.6	0.7	0.7	0.7
Restructuring charges	9.1	1.8	7.5	(0.1)	(0.1)	8.5	6.4	1.0	0.5	0.6
Stock based compensation	17.4	3.1	3.7	5.4	5.2	18.1	4.6	4.3	4.6	4.6
NuVox stock based compensation prior to acquisition	2.3	1.0	0.5	0.4	0.4	0.4	0.3	(0.3)	0.3	0.1
D&E stock based compensation prior to acquisition	1.0	0.5	0.1	0.3	0.1	0.5	0.1	0.1	0.2	0.1

Pro forma adjusted OIBDA (C)	$1,826.7	$466.0	$443.6	$452.1	$465.0	$1,868.8	$464.3	$455.5	$472.8	$476.2

Reconciliation of Capital Expenditures under GAAP to Pro forma Capital
Expenditures from Current Businesses:
Capital expenditures under GAAP	$298.1	$91.3	$67.3	$76.7	$62.8	$317.5	$98.0	$86.2	$77.5	$55.8

Pro forma adjustments:
D&E capital expenditures prior to acquisition	17.1	1.0	5.2	5.2	5.7	22.7	4.9	6.0	5.8	6.0
Lexcom capital expenditures prior to acquisition	3.0	0.4	0.9	0.8	0.9	6.1	1.5	1.6	1.5	1.5
NuVox capital expenditures prior to acquisition	67.9	13.3	14.6	12.9	27.1	58.5	16.7	11.5	16.7	13.6

Pro forma capital expenditures	$386.1	$106.0	$88.0	$95.6	$96.5	$404.8	$121.1	$105.3	$101.5	$76.9

(A)	Pro forma results from current businesses adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”) and NuVox, Inc. (“NuVox”), and to exclude the results of the disposed out of territory product distribution operations, all merger and integration (“M&I”) costs related to strategic transactions and the impairment charge recognized on assets held for sale.
(B)	OIBDA is operating income before depreciation and amortization.
(C)	Pro forma adjusted OIBDA adjusts pro forma OIBDA for the impact of restructuring charges, pension expense and stock based compensation.